UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

April 1, 2020

McCormick & Co Inc
`
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	MD	21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 1, 2020, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2019 was ratified, and (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote. The proposals are described in detail in the 2020 Proxy Statement filed with the Securities and Exchange Commission on February 14, 2020. The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Anne L. Bramman	6,020,754	111,247	40,354	1,640,651
Michael A. Conway	6,034,912	97,041	40,402	1,640,651
Freeman A. Hrabowski, III	6,016,261	99,323	56,771	1,640,651
Lawrence E. Kurzius	6,051,271	72,459	48,625	1,640,651
Patricia Little	6,066,724	65,331	40,300	1,640,651
Michael D. Mangan	6,018,016	113,062	41,277	1,640,651
Maritza G. Montiel	6,070,864	60,942	40,549	1,640,651
Margaret M.V. Preston	6,030,855	100,227	41,273	1,640,651
Gary M. Rodkin	5,969,542	162,060	40,753	1,640,651
Jacques Tapiero	6,066,295	65,144	40,916	1,640,651
W. Anthony Vernon	6,066,897	63,583	41,875	1,640,651

2. Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2020. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,697,714	90,892	24,400	(0)

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
5,919,546	166,511	86,298	1,640,651

No other matters were submitted for stockholder action.

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

McCORMICK & COMPANY, INCORPORATED

Date:April 3, 2020	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary